Exhibit 10.15

2 American Lane P.O. Box 5150 Greenwich, Connecticut 06831-8150	Tel 203.861.1031 Fax 203.552.1501
Joseph J. Allessie Senior Vice President General Counsel

October 1, 2004

Prudential Financial Derivatives, LLC.

Attn: Don Levine, General Counsel

One New York Plaza, 13th Floor

New York, New York 10292

Re: Letter Agreement Amending and Restating Brokerage Agreements

Please be advised that as of 12:01a.m. Friday, October 1, all the issued and outstanding shares of the capital stock of Prudential Securities Futures Management Inc. and Seaport Futures Management, Inc., (together the “Prudential Managing Owners”) of the undersigned Trusts/Fund are owned by Preferred Investment Solutions Corp. f/k/a Kenmar Advisory Corp. (the managing owner and general partner thereto collectively, the “Kenmar Managing Owner”).

The Trusts and Fund have entered into various brokerage agreements with Prudential Financial Derivatives, LLC. (“PFD” or “Broker”), such brokerage agreements are listed on Schedule I hereof (collectively hereafter, “Brokerage Agreements”). Please be advised that the Kenmar Managing Owner, on behalf of the Trusts and Fund, desires to continue the Brokerage Agreements on identical terms except with respect to remuneration. Therefore, consider this Letter Agreement as an amendment and restatement of the various Brokerage Agreements on identical terms save remuneration. This Letter Agreement serves to strike and replace as follows each remuneration sections in their entirety:

“Compensation to the Broker. The Broker’s compensation for its services shall be limited to the commodity brokerage fees charged in accordance herewith. Broker shall bill commissions to the Trust or Fund, as the case may be, per transaction in the amount pf $2.00 per contract per half turn plus all other transaction costs, including but not limited to brokerage charges, give up fees, commissions and service fees that PFD may from time to time charge, all contract market, clearing house, clearing member, NFA and CFTC fees or charges, fines or penalties, and other amounts owed to PFD with respect to brokerage transactions.”

Notices to the Trusts/Fund shall be provided as follows:

Preferred Investment Solutions, Corp.

c/o NAME OF TRUST/FUND

Attn: Secretary/General Counsel

51 Weaver Street

Building One South, 2nd Floor

Greenwich, CT 06831

2 American Lane P.O. Box 5150 Greenwich, Connecticut 06831-8150	Tel 203.861.1031 Fax 203.552.1501
Joseph J. Allessie Senior Vice President General Counsel

Also, please find attached a Secretary’s Certificate from the Kenmar Managing Owner, Preferred Investment Solutions Corp., designating signatories for the PFD accounts relative hereto.

If this Letter Agreement is acceptable, please sign both copies of this Letter Agreement and return one copy to the undersigned.

PRUDENTIAL BACHE DIVERSIFIED FUTURES FUND, L.P. to be known as DIVERSIFIED FUTURES FUND L.P.

DIVERSIFIED FUTURES TRUST I

PRUDENTIAL SECURITIES STRATEGIC TRUST to be known as FUTURES STRATEGIC TRUST

DIVERSIFIED FUTURES TRUST II

WORLD MONITOR TRUST

WORLD MONITOR TRUST II

PRUDENTIAL-BACHE INTERNATIONAL FUTURES FUND B, C, D and F, PLC.

By: Preferred Investment Solutions Corp., Managing Owner/General Partner

By:	/s/ Joseph J. Allessie
Name:	Joseph J. Allessie
Title:	Secretary

AGREED AND ACCEPTED:

PRUDENTIAL FINANCIAL DERIVATIVES, LLC

By:	/s/ Richard H. Hulit, Jr.
Name:	Richard H. Hulit, Jr.
Title:	Senior Vice President

c:	Richard H. Hulit, Jr., Prudential
Rosita Levy, Kenmar

2 American Lane P.O. Box 5150 Greenwich, Connecticut 06831-8150	Tel 203.861.1031 Fax 203.552.1501
Joseph J. Allessie Senior Vice President General Counsel

Schedule I

PRUDENTIAL BACHE DIVERSIFIED FUTURES FUND, L.P. to be known as DIVERSIFIED FUTURES FUND L.P.

•	Brokerage Agreement dated October 18, 1988

DIVERSIFIED FUTURES TRUST I

•	Brokerage Agreement dated January 4, 1995

PRUDENTIAL SECURITIES STRATEGIC TRUST, f/k/a WILLOWBRIDGE STRATEGIC TRUST to be known as FUTURES STRATEGIC TRUST

•	Brokerage Agreement dated May 1, 1996

DIVERSIFIED FUTURES TRUST II

•	Brokerage Agreement dated February 12, 1997

WORLD MONITOR TRUST

•	Brokerage Agreement dated March 24, 1998

WORLD MONITOR TRUST II

•	Brokerage Agreement dated September 17, 1999

PRUDENTIAL-BACHE INTERNATIONAL FUTURES FUND B, C, D, and F, PLC.

•	Brokerage Agreement dated May 30, 1996 (Fund B, C, and D)

•	Brokerage Agreement dated May 19, 1997 (Fund F)